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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):   August 15, 2005


                            CASTLE ENERGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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         (State or Other Jurisdiction of Incorporation or Organization)


         0-10990                                        76-0035225
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(Commission File Number)                    (I.R.S. Employer Identification No.)


           357 South Gulph Road, Suite 260, King of Prussia, PA 19406
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              (Address of Principal Executive Offices)        (Zip Code)

                                 (610) 992-9900
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              (Registrant's telephone number, including area code)


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

         As a result of the death of Mr. Joseph L. Castle II on August 15, 2005 (see Item 8.01 below), the Company's Board of Directors appointed Mr. Sidney F. Wentz, Chairman; Richard E. Staedtler, President and Chief Executive Officer and Mary A. Cade, Chief Financial Officer. Mr. Wentz has been a director of the Company since July of 1995. Mr. Staedtler, currently the Company's Chief Financial Officer and a director, has served with the Company for 20 years in several positions. Mrs. Cade, currently the Company's Controller, has served in various positions with the Company for twelve years.

ITEM 8.01 OTHER EVENTS

         The Company reports with great regret the unexpected passing of its beloved founder, Chairman and Chief Executive Officer, Joseph L. Castle II, on August 15, 2005.

         Under Mr. Castle's leadership, the Company grew into a mid-sized public energy company which had exploration and production and natural gas marketing operations in fourteen states.

         In addition to his positions with the Company, Mr. Castle served as a director of Comcast Corporation, Charming Shoppes Inc., and was a director and/or trustee of several prominent charitable, civic and religious organizations. His goodwill and generosity were known to all who knew him. He will be sorely missed by the officers, directors and employees of the Company.






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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CASTLE ENERGY CORPORATION


Date:         August 18, 2005              By:    /s/ RICHARD E. STAEDTLER
     ---------------------------------            ------------------------------
                                                      Richard E. Staedtler
                                                      Chief Executive Officer








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